Net Trading Revenue	12 Months Ended
Dec. 31, 2010
Net Trading Revenue
Net Trading Revenue

7. Net Trading Revenue

The following table presents net trading revenue for the years ended December 31, 2008, 2009 and 2010:

	2008	2009	2010
	(In millions of Korean won)
Debt securities	134,163	(12,538)	(29,677)
Equity securities	(65,663)	(3,768)	38,037
Foreign exchange spot contracts	(143,961)	98,101	(368,713)
Derivative instruments	179,602	82,817	758,274

Total net trading revenue	104,141	164,612	397,921

For the years ended December 31, 2008, 2009 and 2010, net unrealized holding gains on trading securities of (Won)74,578 million, net unrealized holding losses on trading securities of (Won)37,405 million, and net unrealized holding gains on trading securities of (Won)18,281 million, respectively, were included in net trading revenue.